KL Allocation Fund

Advisor Class Shares (GAVAX)

Institutional Class Shares (GAVIX)

A series of Investment Managers Series Trust

Supplement dated August 26, 2019, to the

Prospectus and Statement of Additional Information (“SAI”) both dated January 1, 2019, as supplemented.

Effective immediately, the address for Knowledge Leaders Capital, LLC (“KL”), the advisor to the KL Allocation Fund, has changed to 1600 Broadway, Suite 1600, Denver, Colorado 80202. Accordingly, all references in the Prospectus and SAI to KL’s address are revised as indicated.

Please retain this Supplement with your records.